                                                                  Conformed Copy
                                                                  Exhibit 17

                                POWER OF ATTORNEY

          The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby constitute and appoint STEPHEN P. HORVAT, JR., RAYMOND P. WEBER, EDWARD P. SMITH and PETER K. INGERMAN, and each of them, singularly, attorneys-in-fact of the undersigned with full power to each of them to sign for and in the name of the undersigned in the capacities indicated below
(a) Post-Effective Amendment No. 20 to the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and Amendment No. 18 to the Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-3 (1933 Act File No. 2-74459 and 1940 Act File No. 811-
3289) of Franklin Life Money Market Variable Annuity Fund C of The Franklin Life Insurance Company ("The Franklin") and (b) any and all amendments (including further Post-Effective Amendments and Amendments) thereto, and to give any certification which may be required in connection therewith pursuant to Rule 485 under the 1933 Act.


       Signature                    Title                                Date
       ---------                    -----                                ----


 /s/ R.M. Beuerlein      Senior Vice President-                       1/16, 1996
----------------------   Actuarial and Director of
     R.M. Beuerlein      The Franklin

 /s/ T.J. Byerly         Executive Vice President and                 1/16, 1996
----------------------   Chief Marketing Officer and
     T.J. Byerly         Director of The Franklin

----------------------   Senior Chairman and                              , 1996
     R.M. Devlin         Director of The Franklin

 /s/ Robert J. Gibbons   President, Chief Executive                   1/16, 1996
----------------------   Officer (principal executive
     Robert J. Gibbons   officer) and Director
                         of The Franklin

 /s/ C.L. Greenwalt      Member, Board of Managers of                 1/15, 1996
----------------------   the Fund
     C.L. Greenwalt


----------------------   Senior Chairman and                              , 1996
     H.S. Hook           Director of The Franklin

 /s/ S.P. Horvat, Jr.    Senior Vice President,                       1/16, 1996
----------------------   General Counsel, Secretary
     S.P. Horvat, Jr.    and Director of The Franklin;
                         Secretary, Board of Managers
                         of the Fund

 /s/ H.C. Humphrey       Chairman of the Board                        1/22, 1996
----------------------   of The Franklin
     H.C. Humphrey

 /s/ J.D. Pirmann        Vice President and Treasurer                 1/16, 1996
----------------------   (principal financial
     J.D. Pirmann        officer and principal
                         accounting officer) of The
                         Franklin

 /s/ Gary D. Reddick     Executive Vice President-                    1/16, 1996
----------------------   Administration and Director
     G.D. Reddick        of The Franklin

 /s/ R.C. Spencer        Member, Board of Managers                    1/15, 1996
----------------------   of the Fund
     R.C. Spencer

 /s/ Robert G. Spencer   Member, Board of Managers                    1/29, 1996
----------------------   of the Fund
     R.G. Spencer


----------------------   Vice President, Chief                            , 1996
     P.V. Tuters         Investment Officer and Director of The
                         Franklin

 /s/ James W. Voth       Member, Board of Managers                    1/15, 1996
----------------------   of the Fund
     James W. Voth


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